Exhibit 99.3

Media Release Zug | 2 June 2025 Ad hoc announcement pursuant to Art. 53 LR

Holcim plans Amrize spin-off for June 23

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Trading expected to begin on NYSE and SIX on June 23 under the ticker symbol “AMRZ”
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100% spin-off to be completed by way of a 1:1 distribution of Amrize shares to Holcim shareholders
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S&P and Moody’s have rated Amrize investment grade at BBB+ and Baa1
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Debt financing of $3.4 billion secured for Amrize, supported by $2 billion credit facility and $2 billion commercial paper program
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Amrize to be added to Swiss SMI and SLI indices on first day of trading

Holcim has received key approvals to complete the 100% spin-off of its North American business to be named Amrize, with trading expected to commence on June 23, 2025.

The U.S. Securities and Exchange Commission has declared effective the Amrize Form 10 Registration Statement, which will be available on sec.gov and Holcim’s spin-off webpage. The Form 10 includes Amrize’s first quarter 2025 results reported under US GAAP, as well as financial statements from 2022 to 2024 prepared on a “carve-out” basis under US GAAP. Amrize has also received authorization to list shares on the New York Stock Exchange and the SIX Swiss Exchange under the ticker symbol “AMRZ”.
Holcim shareholders approved the spin-off with a 99.75% vote in favor at Holcim’s annual general meeting on May 14. The 100% spin-off will be completed via distribution of a dividend-in-kind with each Holcim shareholder receiving one Amrize share for every Holcim share owned as of the close of business on June 20, 2025. The spin-off is expected to be treated as tax neutral for Swiss tax and be tax-free for US federal income tax purposes. The distribution is subject to certain conditions described in the Form 10.
On June 23, shares of Amrize are expected to commence trading under the ticker symbol “AMRZ” on the SIX Swiss Exchange at 9:00 a.m. Zurich Time, and on the New York Stock Exchange at 9:30 a.m. New York City Time. Amrize will be added to the Swiss Market Index (SMI) and the Swiss Leader Index (SLI) on its first day of trading, as recently communicated by the SIX. Amrize will also seek inclusion in relevant US equity indices. Holcim will remain trading on the SIX and included in the SMI and SLI under ticker symbol “HOLN”.

Media Release Zug | 2 June 2025 Ad hoc announcement pursuant to Art. 53 LR

Key credit rating agencies have rated Amrize investment grade, placing the company in a strong financial position. S&P Global Ratings and Moody's Ratings have rated Amrize at BBB+ and Baa1, respectively, with a stable outlook. The company has successfully secured debt financing of $3.4 billion in bonds, a $2 billion committed credit facility and a $2 billion commercial paper program. Additionally, Amrize has a bridge loan available in the amount of $1.7 billion.

About Amrize

Amrize presented its business strategy and mid-term financial targets at its investor day in New York on March 25. As an independent, publicly traded company, Amrize will continue to deliver superior performance and value creation with above market growth, margin expansion and leading cash generation. It will pursue a growth-focused strategy with capital allocation prioritizing investments in the business, value accretive M&A and superior shareholder returns.
Amrize will be the largest building solutions company with 100% focus on the North American market, with over 1,000 sites and 19,000 employees. As the partner of choice for professional builders, it offers a broad range of iconic brands and advanced building solutions from foundation to rooftop to serve all construction markets across infrastructure, commercial and residential and from new build to repair and refurbishment. Amrize’s operational headquarters will be located in Chicago, with its registered office based in Zug, Switzerland.
About Holcim post spin-off
At its investor day on March 28 in Zurich, Holcim presented its new strategy and financial targets - NextGen Growth 2030 - to be the leading partner for sustainable construction. Holcim will leverage its sustainability leadership to deliver profitable growth in Europe, Australia and North Africa, while accelerating growth in Latin America to benefit from strong market fundamentals and industrialization trends.

Holcim will grow its addressable markets by expanding in high-value Building Solutions, from building systems to high-performance concrete. Holcim will drive shareholder value with growth-focused capital allocation and value-accretive M&A. Following the spin-off, Holcim will have over 46,000 employees and headquarters in Zug, Switzerland.

Media Release Zug | 2 June 2025 Ad hoc announcement pursuant to Art. 53 LR

Important disclaimer – forward-looking statements:

This media release contains forward-looking statements. Forward-looking statements do not constitute forecasts and include all statements that are not historical statements of fact and those regarding our intent, belief, targets or expectations, including, but not limited to: the future commercial or financial performance or the anticipated benefits of, effects of or expected timetable for completing the spin-off; Amrize’s or Holcim's expected areas of focus and strategy to drive growth and profitability and create long-term shareholder value; the impact of planned acquisitions and divestments and any other statements regarding Amrize’s or Holcim's future operations, anticipated business levels, planned activities, anticipated growth, market opportunities, strategies and other expectations. Although Holcim believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions as at the time of publishing this document, investors are cautioned that these statements are not guarantees of future performance. No assurance can be given that any plan, initiative, projection, goal, commitment, expectation or prospect set forth in this media release can or will be achieved. Nor can there be any guarantee that Holcim or Amrize after the Spin-off will be able to realize any of the potential strategic benefits or opportunities as a result of these actions. Neither can there be any guarantee that shareholders will achieve any particular level of returns, or that either Holcim or Amrize will be commercially successful in the future or achieve any particular credit rating or financial result. In addition, there is also no assurance that the spin-off will be completed within the envisaged time frame. We caution investors not to place undue reliance on any such forward-looking statements.

Words such as “anticipate(s),” “expect(s),” “intend(s),” “believe(s),” “plan(s),” “may,” “will,” “would,” “could,” “should,” “seek(s),” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. These statements are based on management’s current expectations and beliefs and are subject to a number of risks and uncertainties that could lead to actual results differing materially from those forecasted or expected. Although we believe that the assumptions underlying the forward-looking statements are reasonable, we can give no assurance that our expectations will be attained.

Important factors that could cause actual results to differ from those in our forward-looking statements include, without limitation: 1) the effect of political, economic and market conditions and geopolitical events, 2) the logistical and other challenges inherent in our operations, 3) the actions and initiatives of current and potential competitors, 4) the level and volatility of, interest rates and other market indices, 5) the outcome of pending litigation, 6) the impact of current, pending and future legislation and regulation, and 7) the risks described in Holcim's annual report available on its website (www.holcim.com). In addition, no assurance can be given that any plan, initiative, goal, commitment, expectation, or prospect set forth in this media release can or will be achieved. With respect to the spin-off of Amrize, some of the other important factors that could cause Amrize’s actual results to differ materially from those included in any such forward-looking statements include, but are not limited to: factors related to the risk of an unexpected failure to complete, or unexpected delays in completing, the necessary actions for the planned separation or to obtain the necessary approvals or third party consents to complete these actions; the failure of Amrize to achieve some or all of the expected strategic benefits or opportunities expected from the separation; that Amrize may incur material costs and expenses as a result of the separation; that Amrize has no history operating as an independent, publicly traded company; and Amrize’s historical and pro forma financial information is not necessarily representative of the results that it would have achieved as a separate, publicly traded company and therefore may not be a reliable indicator of its future results; Amrize’s obligation to indemnify Holcim pursuant to the agreements entered into connection with the separation and the risk Holcim may not fulfill any obligations to indemnify Amrize under such agreements; that under applicable tax law, Amrize may be liable for certain tax liabilities of Holcim following the separation if Holcim were to fail to pay such taxes; the fact that Amrize may receive worse commercial terms from third-parties for services it presently receives from Holcim; that after the separation, certain of Amrize’s executive officers and directors may have actual or potential conflicts of interest because of their previous positions at Holcim; potential difficulties in maintaining relationships with key personnel; or that Amrize will not be able to rely on the earnings, assets or cash flow of Holcim and Holcim will not provide funds to finance Amrize’s working capital or other cash requirements.

In addition to Holcim's annual report, readers should also carefully review the registration statement on Form 10 relating to the spin-off, which has been filed by Amrize with the SEC, including but not limited to the matters described under “Risk Factors”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and in other sections. The registration statement on Form 10 identifies and addresses other important risks and uncertainties that could cause actual events and results to diﬀer materially from those contained in the forward-looking statements. A copy of the registration statement on Form 10 is available on Holcim’s spin-off investor webpage (https://www.holcim.com/investors/listing-north-america-business-us) and has been filed with the SEC, and is available at www.sec.gov.
Holcim shareholders should consult their tax advisors regarding the potential tax consequences of the special distribution to them in light of their particular circumstances.
The forward-looking statements in this media release reflect management’s judgment as of this date, and Holcim assumes no (and disclaims any) obligation to revise or update them to reflect future events or circumstances. We make no representations or warranties as to the accuracy of any statements or information contained in this media release.

This media release does not constitute an offer to sell, or a solicitation of an offer to buy or subscribe for, any securities nor shall it or any part of it nor the fact of its distribution form the basis of, or be relied on, in connection with any contract therefore. This media release does not constitute a prospectus as defined in the Swiss Financial Services Act of 15 June 2018 or a prospectus under the securities laws and regulations of the United States or any other laws. This media release does not constitute a recommendation with respect to the shares of Holcim or Amrize.

Media Relations: media@holcim.com +41 (0) 58 858 87 10	Investor Relations: investor.relations@holcim.com +41 (0) 58 858 87 87